Exhibit 99.1
Forbes names Northwest as one of America's 100 Most Trustworthy Companies The annual survey utilizes a proprietary process to evaluate financial reporting, transparency, fiscal policies, management behaviors, corporate governance, and risk factors. The result is a list of companies that "have consistently shown transparent and conservative accounting practices and solid corporate governance and management. These companies don't play games with revenue and expense recognition, or with asset valuation." 54th overall, 6th in Financial Institutions, 1st in S&Ls/Savings Banks, and 1st in the regions we serve Out of 12,000 publicly-traded companies, Northwest Bancorp, Inc. was ranked... (r)

Initial public offering - 11/07/94 IPO price - $5.00 (adjusted) Current market price - $18.00 Warren, Pennsylvania NASDAQ "NWSB"

Presentation Outline Corporate Profile and Overview Historical Operating Performance Stock Performance Current Period Accomplishments Status of the Economy and Washington Status of Banking Industry Northwest's Strength Current Period Financial Performance Loan Quality Looking Ahead Questions?

Corporate Profile

Current Organizational Structure March 31, 2009 NORTHWEST BANCORP, INC (Stock Holding Company) Trust Preferred Subsidiaries NORTHWEST SAVINGS BANK Assets - $6.9 billion Northwest Consumer Discount

Overview of Northwest Bancorp, Inc. at March 31, 2009 168 community banking offices with 142 in Pennsylvania; 14 in New York; 5 in Ohio; 5 in Maryland and 3 in Florida Seventh largest financial institution headquartered in Pennsylvania (based on deposits) 49 Consumer Finance Offices in Pennsylvania Total assets of $7.0 billion 2,020 employees (1,859 FTEs) 48.5 million shares outstanding with 17.9 million publicly traded. Market capitalization of public shares - $322 million; all shares - $873 million (at $18.00 per share)

Historical Operating Performance

Assets (in billions of dollars) I------------------------------June 30-------------------------------I

NORTHWEST BANCORP, INC.

Community Banking Offices



180
160
140
120
100
80
60
40
20
0
45
54
57
71
94
106
118
126
137
147
153
153
160
166
167
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2005, Dec
2006 , Dec
2007, Dec
2008, Dec
I--June 30--I

Commercial Loans (in millions of dollars)

Assets Under Management (in millions of dollars)

Book Value Per Share * *Prior to restatement for the acquisitions of Leeds and First Carnegie I----------------------------------June 30---------------------------------I *

Market Price Per Share



$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$4.82
$5.63
$7.75
$15.81
$10.00
$6.88
$10.50
$13.21
$16.03
$22.90
$22.00
$22.50
$27.46
$26.57
$21.38
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2005 Dec
2006 Dec
2007 Dec
2008 Dec
I----------------------------------June 30--I

NORTHWEST BANCORP, INC.

Annual Dividends Paid Per Share



$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
Dividend Yield $.88/$18.00 = 4.89%
$0.15
$0.16
$0.16
$0.16
$0.16
$0.16
$0.24
$0.32
$0.44
$0.54
$0.74
$0.82
$0.88
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006 Dec
2007 Dec
2008 Dec
I----------------------------------June 30--I

Net Income (in millions of dollars) Excluding Gains and Losses on Sale of Assets, Amortization of Intangibles, Impairment, Write-downs on Assets and Loss on Extinguishment of Debt * *Prior to restatement for the acquisitions of Leeds and First Carnegie I-------------------------June 30------------------------------I *

Earnings Per Share * *Prior to restatement for the acquisitions of Leeds and First Carnegie I------------------------------------June 30-------------------------------I * Excluding Gains and Losses on Sale of Assets, Amortization of Intangibles, Impairment, Write-downs on Assets and Loss on Extinguishment of Debt

Stock Performance

$124 $94 $74 Comparison of 69 month Cumulative Total Return

Largest Shareholders Investor # 6/30/07 12/31/07 6/30/08 12/31/08 Investor Type 1 0 2,040,770 1,174,516 0 Hedge Fund 2 1,055,000 1,130,000 1,130,000 1,285,616 Investment Advisor 3 618,759 871,661 1,017,568 929,778 Mutual Fund Mgr. 4 534,561 644,597 699,563 709,681 Investment Advisor 5 594,643 594,643 235,000 0 Hedge Fund 6 543,726 587,194 615,222 672,301 Mutual Fund Mgr. 7 507,673 507,673 568,113 235,513 Hedge Fund 8 211,428 399,728 429,286 280,509 Mutual Fund 9 0 369,264 0 0 Hedge Fund 10 312,281 276,359 258,368 277,148 Mutual Fund 4,378,071 7,421,889 6,127,636 4,390,546 % of Publicly Traded Shares 23.5% 41.1% 34.1% 24.4% Publicly Traded Shares 18,612,249 18,043,852 17,931,493 17,965,717

'95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 0 100 200 300 400 500 600 700 800 Source: FactSet Prices Northwest Bancorp Inc. vs. The Stock Market Indices Indexed Price Performance Price (Indexed to 100) Northwest Bancorp Inc. NASDAQ Composite Index S&P 500

'95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 0 100 200 300 400 500 600 700 Northwest Bancorp Inc. vs. NASDAQ Bank Index Indexed Price Performance Price (Indexed to 100) Northwest Bancorp Inc. NASDAQ Bank Index

Current Period Accomplishments

Financial Continued progress in improving our loan mix Commercial loans grew $213 million or 16.7% Home equity loans grew $44 million or 4.4% Mortgage loans grew $63 million or 2.6% To achieve these growth figures, we originated $530 million in commercial loans, $528 million in mortgage loans and $365 million in home improvement loans. To limit our growth in mortgage loans, we sold $188 million of mortgage loans to Freddie Mac. Trust and Investment Management Received new assets under management of $100 million. Increased revenues by 11%.

Growth and Improvement of Our Franchise Opened an office in the Squirrel Hill section of Pittsburgh, Pennsylvania. Opened consumer finance offices in Erie and New Castle, Pennsylvania. Built replacement offices in N. Warren, Westmont (Johnstown) and Hanover. Secured locations for three new offices in the Rochester, NY market (Webster, Greece and Chili/Gates) and one office in Ft. Lauderdale, Florida. Secured locations for replacement facilities in Clarion, Bellefonte and Mt. Lebanon, Pennsylvania. Looked at ten potential acquisitions in 2008, passed on eight, bid on two, and were not successful with either bid.

Business Services and Operations Completed the implementation of our new teller and customer service software (CARE). Added Mobile Banking Services which enables our customers to access their accounts using a cell phone. Expanded our rewards program, Go! Rewards, to incent our customers to use more of our products and services and build customer loyalty. Signed agreement for Check 21 solutions. Initiated a comprehensive sales training program for all business development personnel.

Status of Banking Industry From FDIC Fourth Quarter 2008 Banking Profile The Good, the Bad and the Ugly The Good 97.6% of insured institutions at 12/31/08 met or exceeded the highest regulatory capital standards - representing 98.7% of the industry's assets. Tangible Common Equity Capital (common stock, surplus and undivided profits less intangible assets) was 6.42% of net assets. Average net interest margin at community banks (under $1 billion) fell to a 20-year low (3.66%). Larger banks improved over a year earlier (around 3.25%). Still very strong net interest margins. Only 3.03% of the loans held by banks are delinquent (versus ten percent of mortgages in this country being delinquent). Experts expect 200-1,000 banks to fail. Small number compared to the 3,000 that failed in the 1980s.

Status of Banking Industry From FDIC Fourth Quarter 2008 Banking Profile The Good, the Bad and the Ugly The Bad A significant amount of capital has been lost through market value accounting and loan losses (or increases in loan loss reserves). Capital infused in banks by TARP has replaced only half of what was lost by market value accounting. Delinquent loans are 107% higher than one year ago. At 12/31/08, 252 insured institutions, with assets of $159 billion were on the FDIC's "Problem List". (At 12/31/07, 76 institutions with assets of $22 billion were on the list.) The Ugly Industry posted its first quarterly loss since 1990. Provisions for loan losses was more than double a year earlier. Quarterly net charge-offs matches previous high (annualized rate - 1.91%).

Status of Banking Industry Mortgage Statistics by State State Mortgages Negative Equity and Near Negative Equity Mortgages % Average Loan to Value Ratio Nation 41,958,989 10,471,519 25.0% 67% Pennsylvania 1,407,328 132,719 9.4% 56% New York 1,554,395 111,765 7.2% 48% Maryland 1,308,860 228,615 17.5% 63% Florida 4,245,623 1,479,234 34.8% 75% Ohio 1,888,878 567,334 30.0% 77% Nevada 608,374 359,117 59.0% 97%

Status of Banking Industry Mortgage Ownership/Delinquency # of Mortgages % # of Seriously Delinquent Mortgages % % Delinquent FNMA/FHLMC/GNMA 37 million 67.3% 1,054,000 30.5% 2.85% Banks/Thrifts 8 million 14.5% 397,000 11.5% 4.96% Private Label 8 million 14.5% 1,734,000 50.1% 21.7% Other 2 million 3.7% 275,000 7.9% 13.8% 55 million 100% 3,460,000 100% 6.29%

Status of the Economy Still appears to be a crisis of confidence. Economy is still very fragile, however... Consumer spending seems to be rebounding Sales of existing homes is improving Inventory of homes for sale is decreasing Spreads between Treasury securities and other securities is narrowing Most economists are predicting that the economy will go sideways throughout 2009 and begin to improve in 2010. Unemployment will not bottom until late 2009 or early 2010. Automobile industry is still a big question. What can we do to get consumers to buy cars?

Washington Creating a Hostile Environment Federal Reserve Bank, Treasury and Congress all creating programs to stimulate the economy and rescue the housing market. Nothing seems to be coordinated or well-conceived "It's becoming something of a pattern: The government announces a program designed to stabilize financial markets or kick-start lending, but after weeks or months of delay, the goal is shifted or the program simply doesn't work as expected." American Banker - April 9, 2009 Hope for Homeowners Created August, 2008 Estimated to help 1 to 2 million homeowners Number of homeowners it has helped since inception in October, 2008: Exactly one.

Rush to get to market and to the news media with a program. When the economy turns, everyone will take credit. Blanket criticism of the banking industry is unjustified and harmful. Most of these individuals are "grandstanding" for self promotion purposes and do not appear to have the best interests of our country as their primary goal. Our industry is fighting hard to clear our name and distinguish among the large banks (like Citi), investment banks (like Bear Stearns) and community banks (like Northwest). Washington Creating a Hostile Environment (cont'd)

Northwest's Strength Capital Current tangible (excluding goodwill and other intangibles) capital ratio including trust preferred securities is 8.1%. Without trust preferred (common tangible capital ratio) is 6.4%. Both very healthy ratios. Regulators feel we have a strong capital position. How should we use our capital? To repurchase shares To pay higher dividends to our shareholders To acquire other banks To remain cautious and preserve capital as a cushion in the event of further credit losses or other market issues

T A R P Northwest's Strength Capital

Northwest's Strength Capital TARP Restrictions Dividends to common shareholders would be restricted and possibly limited to $.01 per quarter (new program). No share repurchases. Baggage - After you take the "bailout" money the federal government and every U.S. citizen now thinks they own you and has a say in your operations. Silly additional oversight. John Kerry introduced a bill banning spending for entertaining or holiday parties for institutions accepting TARP capital.

Northwest's Strength Asset Quality Losses and delinquency in our core market in Pennsylvania and New York have been low. Only 1.3% of our loans in these markets are 90 days or more past due. 90% of our loans are collateralized by real estate, with most of this real estate in markets that have had little depreciation in value.

Northwest's Strength Core Earnings at a Historically High Level 2008 2007 GAAP income $48,171,000 $49,097,000 (Gain) loss on sale on investments ($3,683,000) ($2,805,000) Impairment write-down on investments $9,762,000 $4,912,000 Loan loss provision in excess of charge-offs $8,018,000 $1,226,000 Other $636,000 265,000 Core earnings $62,904,000 $52,695,000 Return on Average Equity 10.1% 8.8% Return on Average Assets .91% .78%

Financial Performance

Financial Highlights at December 31, 2007 2008 Net Change % Chg Assets $6,663,516,000 $6,930,241,000 $266,725,000 4.0% Cash and Investments $1,363,983,000 $1,219,092,000 ($144,891,000) (10.6%) Loans Receivable $4,837,406,000 $5,196,821,000 $359,415,000 7.4% Allowance for Loan Losses $41,784,000 $54,929,000 $13,145,000 31.5% FHLB Stock $31,304000 $63,143,000 $31,839,000 101.7% REO $8,667,000 $16,844,000 $8,177,000 94.3% Servicing Rights $8,955,000 $6,280,000 ($2,675,000) (29.9%) Deposit Accounts $5,542,334,000 $5,038,211,000 ($504,124,000) (9.1%) Borrowed Funds $339,115,000 $1,067,945,000 $728,830,000 214.9% Shareholders' Equity $612,878,000 $613,784,000 $906,000 0.1% Book Value Per Share $12.62 $12.65 $0.03 0.2% Employees (FTE) 1,805 1,860 55 3.0% Offices 166 167 1 0.6%

Income Statement Excluding Gains on Sale of Assets, OTTI and MSR Impairments Year Ended December 31, 2007 2008 % Chg Net Interest Income $185,016,000 $219,366,000 18.6% as a Percentage of Average Assets 2.76% 3.19% Provision for Loan Losses $8,743,000 $22,851,000 161.4% as a Percentage of Average Assets .13% .33% Non-Interest Income, as adjusted $45,831,000 $51,312,000 12.0% as a Percentage of Average Assets .68% .75% Non-Interest Expense $152,742,000 $170,128,000 11.4% as a Percentage of Average Assets 2.28% 2.48% Net Income, as adjusted $51,469,000 $55,707,000 8.2% Return on Assets, as adjusted .77% .81% Return on Equity, as adjusted 8.57% 8.97% Earnings Per Share, as adjusted $1.04 $1.15 10.6%

First Quarter Results Excluding REO Writedown 2008 2009 % Chg Net Interest Income $48,310,000 $57,967,000 20.0% as a Percentage of Average Assets 2.87% 3.32% Provision for Loan Losses $2,294,000 $5,781,000 152.0% as a Percentage of Average Assets .14% .33% Non-Interest Income, as adjusted $13,015,000 $13,336,000 2.5% as a Percentage of Average Assets .77% .76% Non-Interest Expense $42,427,000 $44,266,000 4.3% as a Percentage of Average Assets 2.52% 2.53% Net Income, as adjusted $12,622,000 $14,603,000 15.7% Return on Assets, as adjusted 0.75% .84% Return on Equity, as adjusted 8.15% 9.41% Earnings Per Share, as adjusted $0.26 $0.30 15.4%

Composition of Loan Portfolio in % June 2000 June 2001 June 2002 June 2003 June 2004 Dec 2005 Dec 2006 Dec 2007 Dec 2008 1-4 Family Mortgages 70.9 68.7 66.9 65.1 63.1 59.5 53.5 48.9 47.2 Multifamily & Commercial R.E. 7.5 8.5 9.9 10.8 11.0 12.6 15.6 18.3 20.8 Consumer 19.7 19.7 20.1 20.4 22.3 24.6 25.7 25.4 24.7 Commercial Business 1.9 3.1 3.1 3.7 3.6 3.3 5.2 7.4 7.3

Asset Yield - Historical Analysis 6.621% 6.147% 5.961% 4.504% 6.866% 6.281% 5.821% 4.281%

Composition of Deposits in % June 2000 June 2001 June 2002 June 2003 June 2004 Dec 2005 Dec 2006 Dec 2007 Dec 2008 Checking 16.3 16.0 16.9 20.2 18.4 18.3 18.5 19.5 21.8 Savings 15.0 13.9 19.4 21.6 21.9 17.9 15.1 13.4 15.1 Money Market 6.4 6.4 11.4 13.3 16.0 11.4 11.1 12.3 14.3 Certificates of Deposit 62.4 63.7 52.4 44.9 43.7 52.4 55.3 54.8 48.8

Cost of Funds - Historical Analysis 3.341% 3.286% ..0369% 1.345% 4.399% 3.625% 1.804% 0.794%

Interest Rate Spread I------------------------------------June 30----------------------------------I

Northwest Savings Bank Annual Borrowing Maturities Millions $ $20 $40 $60 $80 $100 $120 $140 $160 $180 Short-Term Borrowing Long-Term Borrowing

Investment Security Portfolio Composition at December 31, 2008 Description Amortized Cost % of Portfolio Unrealized gain/(loss) Mortgage-backed Securities and CMOs: FHLMC $322,374,000 28.2% ($2,077,000) FNMA $286,596,000 25.0% $1,486,000 GNMA $99,288,000 8.7% $66,000 Other 4% $43,558,000 3.8% ($5,652,000) Agency Bonds: FNMA $78,791,000 6.9% $10,700,000 FHLB $16,470,000 1.4% $283,000 FHLMC $2,532,000 0.2% $44,000 Other $91,000 ------ ($3,000) Municipal Securities $268,616,000 23.5% ($1,068,000) Corporate Trust Preferred Securities 2% $25,165,000 2.2% ($9,204,000) Equities $954,000 0.1% $160,000 Totals $1,144,435,000 100% ($5,265,000)

Loan Quality

Loans outstanding: Loans outstanding: Mortgage (1) Consumer (2) Commercial (3) Total (4) Pennsylvania $ 2,078,312 84.3% 1,149,447 88.2% 899,596 63.0% 4,127,355 79.4% New York 134,119 5.4% 71,012 5.4% 267,439 18.8% 472,570 9.1% Ohio 23,714 1.0% 12,621 1.0% 5,417 0.4% 41,752 0.8% Maryland 166,011 6.7% 31,331 2.4% 181,292 12.7% 378,634 7.3% Florida 34,839 1.4% 9,730 0.7% 55,533 3.9% 100,102 1.9% Other 29,249 1.2% 29,337 2.3% 17,822 1.2% 76,408 1.5% Total $ 2,466,244 100.0% 1,303,478 100.0% 1,427,099 100.0% 5,196,821 100.0% (1) - Percentage of total mortgage loans (1) - Percentage of total mortgage loans (1) - Percentage of total mortgage loans (2) - Percentage of total consumer loans (2) - Percentage of total consumer loans (2) - Percentage of total consumer loans (3) - Percentage of total commercial loans (3) - Percentage of total commercial loans (3) - Percentage of total commercial loans (3) - Percentage of total commercial loans (4) - Percentage of total loans (4) - Percentage of total loans (4) - Percentage of total loans Northwest Bancorp, Inc. and Subsidiaries Analysis of loan portfolio by geographic location as of December 31, 2008: (Dollars in thousands)

Northwest Bancorp, Inc. and Subsidiaries Analysis of loan portfolio by geographic location as of December 31, 2008: (Dollars in thousands) Loans 90 days or more past due: Mortgage (5) Consumer (6) Commercial (7) Total (8) Pennsylvania $ 11,560 0.6% 7,626 0.7% 34,572 3.8% 53,758 1.3% New York 529 0.4% 469 0.7% 1,459 0.5% 2,457 0.5% Ohio 108 0.5% 41 0.3% 127 2.3% 276 0.7% Maryland 508 0.3% 512 1.6% 10,525 5.8% 11,545 3.0% Florida 4,387 12.6% 757 7.8% 14,942 26.9% 20,086 20.1% Other 3,343 11.4% 351 1.2% 7,387 41.4% 11,081 14.5% Total $ 20,435 0.8% 9,756 0.7% 69,012 4.8% 99,203 1.9% (5) - Percentage of mortgage loans in that geographic area (6) - Percentage of consumer loans in that geographic area (7) - Percentage of commercial loans in that geographic area (8) - Percentage of total loans in that geographic area

Loan Losses

90+ Day Delinquency Compared to Peers (Percentage of Respective Loan Portfolio) 0.92% 0.67% 0.29% 2.95% 2.58% 1.85%

Average R.E. Loan Balance and LTV

Looking Ahead

Looking Ahead Current Crisis Causes Future Challenges Federal Reserve will most likely be given much more power and more oversight of all financial businesses (banking, investment banking, insurance, mortgage-banking, etc.). As a result, they will become more political and more heavily influenced by Congress. Number of bank regulators will be reduced. Who will become our primary federal regulator? Will state banking charters no longer exist? We will most likely see much more mortgage (and maybe consumer debt) regulation. (Will we want to continue to carry such a high volume of mortgages on our balance sheet or sell most of what we originate?)

Mortgage cramdown in bankruptcy could have a dramatic impact on the mortgage market. Massive deficits will most likely lead to higher inflation (not necessarily bad for banking if you are prepared for it). Looking Ahead Current Crisis Causes Future Challenges (cont'd)

Looking Ahead Opportunities Consolidation of our industry will create opportunities to grab market share, especially high-quality customers. We must be ready and aggressive. Acquisition opportunities should continue to be plentiful and inexpensive. We must be selective and seek those with good facilities, good deposits and good geographic fit. Opportunities to differentiate Northwest as a strong community bank. This is becoming more important to customers. Savings rate is increasing - may present opportunities for deposit growth. We have the people, products, services, tools and flexibility to outmaneuver the competition.

Looking Ahead FDIC Insurance Our insurance fee will double in 2009, even though we remain "well-capitalized" and cost us an additional $4 million , for a total of $8 million. This fee structure will most likely stay in place for another 5 to 10 years. Special assessment will cost Northwest $5 million if 10 b.p., $4 million if 8 b.p.

Looking Ahead Addressing Asset Quality Northwest's Action Plan Trying to get a handle on the potential problems that may be looming in our loan and investment portfolios. Stronger follow-up on delinquent loans. More disciplined lending standards.

Questions?